                                                                       EXHIBIT 10.3

The  preprinted  portions  of  this  form ,  except  italicized  or  differentiated
                                                                     --------------
additions,   have  been   approved  by  the   Colorado   Real  Estate   Commission.
(CBS1-9-99)
THIS FORM HAS IMPORTANT  LEGAL  CONSEQUENCES  AND THE PARTIES  SHOULD CONSULT LEGAL
AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                       CONTRACT TO BUY AND SELL REAL ESTATE
                                   (RESIDENTIAL)
                                                             Date: August 24 , 2001

      1.    AGREEMENT.  Buyer agrees to buy and the  undersigned  Seller  agrees to sell the  Property  defined  below on the  terms and  conditions  set forth in this contract.
      2.    DEFINED TERMS.
      a.    Buyer.  Buyer,  Kevin M. Sipple,  will take title to the real  property
described below as __ Joint Tenants __ Tenants In Common __ Other in Severalty   .
      b.    Property.   The  Property  is  the  following  legally  described  real estate:

                  Parcel One and Parcel Two
                  Eldorado Springs Exemption Plat No. 1

in the County of Boulder       , Colorado, commonly known  as
No.      12 Baldwin Circle,                 Eldorado Springs,    CO        80025
           Street Address                        City           State        Zip

together  with  the  interests,   easements,  rights,  benefits,  improvements  and
attached fixtures  appurtenant  thereto,  all interest of Seller in vacated streets and alleys adjacent thereto, except as herein excluded.
c.    Dates and Deadlines. [omitted]

d.    Attachments.

                  N/A

      e.    Applicability  of Terms.  A check or  similar  mark in a box means that such provision is applicable.  The abbreviation "N/A" means not applicable.
      3.    INCLUSIONS AND EXCLUSIONS.
      a.    The Purchase Price includes the following items (Inclusions):
            (1)   Fixtures.  If  attached  to the  Property  on the  date  of  this
contract,   lighting,   heating,  plumbing,   ventilating,   and  air  conditioning
fixtures,  TV  antennas,  inside  telephone  wiring  and  connecting  blocks/jacks, plants,  mirrors, floor coverings,  intercom systems,  built-in kitchen appliances, sprinkler systems and controls,  built-in vacuum systems  (including  accessories),
garage door openers including N/A    remote controls; and NONE OTHER.

            (2)   Other  Inclusions.  If on the  Property  whether  attached or not on the  date of this  contract:  storm  windows,  storm  doors,  window  and  porch shades, awnings,  blinds,  screens,  window coverings,  curtain rods, drapery rods, fireplace inserts,  fireplace screens,  fireplace grates,  heating stoves,  storage sheds, and all keys. Check applicable box(es) if included:
__ Water  Softeners,  __  Smoke/Fire  Detectors,  __  Security  Systems,  __  Satellite
Systems (including satellite dishes and accessories); and NONE OTHER

            (3)   Parking  and  Storage  Facilities.   The  use  of  the  following
parking facilities: NONE      ;
 and the following storage facilities: NONE     .
            (4)   Water Rights.  The following legally described water rights: N/A

      b.    Instruments  of  Transfer.   The  Inclusions  are  to  be  conveyed  at
Closing  free and clear of all taxes,  liens and  encumbrances,  except as provided inss.  12.  Conveyance  shall  be  by  bill  of  sale  or  other  applicable  legal
instrument(s).  Any water rights shall be conveyed by N/A    deed     or      other
applicable legal instrument(s).
      c.    Exclusions.  The  following  attached  fixtures are excluded  from this sale: NONE

      4.    PURCHASE  PRICE AND TERMS.  The  Purchase  Price set forth  below shall be payable in U. S. Dollars by Buyer as follows:

 Item No.   Reference   Item  Amount      Amount
1   ss. 4   Purchase Price    $400,000
2   ss. 4a  Earnest Money           N/A
3   ss. 4b  New Loan          $200,000
4   ss. 4c  Assumption Balance            N/A
5   ss. 4d  Seller or Private Financing         $200,000
6   ss. 4e  Cash at Closing         N/A
7           TOTAL $400,000    $400,000

      a.    Earnest  Money.  The Earnest  Money set forth in this  Section,  in the form of N/A , is part  payment  of the  Purchase  Price and shall be payable to and held by N/A , in its trust  account,  on  behalf  of both  Seller  and  Buyer.  The parties  authorize  delivery of the Earnest Money  deposit to the Closing  Company, if any, at or before Closing.
      b.    New  Loan.  Buyer  shall  obtain a new loan set  forth in this  Section and as follows: __ Conventional __ FHA __ VA __ Other AS DETERMINED BY BUYER
 . This loan will be secured by a 1ST       (1st, 2nd, etc.) deed of trust.
      The loan may be increased to add the cost of mortgage  insurance,  VA funding
fee and other items for a total loan amount, not in excess of $200,000   , which
shall be amortized over a period of 30     years at approximately $      per
month including principal and interest not to exceed 7.5     %  per  annum,   plus,
if required by Buyer's lender,  a monthly  deposit of 1/12 of the estimated  annual real estate taxes,  property  insurance  premium,  and mortgage  insurance premium.
If the loan is an adjustable  interest rate or graduated  payment loan, the monthly payments and interest rate initially shall not exceed the figures set forth above.
      Loan discount  points,  if any,  shall be paid to lender at Closing and shall
not exceed 1      %  of  the  total  loan   amount.   Notwithstanding   the  loan's
interest rate, the first ALL   loan discount points shall be paid by BUYER
, and the balance, if any, shall be paid by BUYER           .
      Buyer shall timely pay Buyer's loan costs and a loan  origination  fee not to
exceed 1     % of the loan amount.
      c.    Assumption. [INTENTIONALLY OMITTED]
      d.    Seller or  Private  Financing.  Buyer  agrees to  execute a  promissory
note payable to: ELDORADO ARTESIAN SPRINGS, INC.      ,  as  __  Joint   Tenants   __
Tenants in Common __ Other     , on the note form as indicated:
__ (UCCC - No  Default  Rate) NTD  82-3-95 __  (Default  Rate) NTD  81-11-83  __ Other
PREPARED BY SELLER'S ATTORNEY secured by a 2nd   (lst,  2nd,  etc.)  deed of  trust
encumbering  the Property,  using the form as indicated:__  Strict  Due-On-Sale  (TD
72-7-96) __  Creditworthy  (TD 73-7-96) __ Assumable - Not Due On Sale (TD 74-7-96) __
Other       .
[INTENTIONALLY OMITTED]
      Buyer __ Shall __ Shall Not provide a mortgagee's  title insurance  policy,  at
Buyer's expense.
      e.    Cash at Closing.  All amounts paid by Buyer at Closing  including  Cash at Closing,  plus Buyer's  closing  costs,  shall be in funds which comply with all
applicable   Colorado  laws,  which  include  cash,   electronic   transfer  funds,
certified check, savings and loan teller's check and cashier's check (Good Funds).
      5.    FINANCING CONDITIONS AND OBLIGATIONS.
      a.    Loan  Application.  If  Buyer  is to pay all or  part  of the  Purchase
Price by  obtaining  a new loan,  or if an  existing  loan is not to be released at
Closing,  Buyer,  if required by such  lender,  shall make written  application  by
Loan  Application  Deadline (ss.2c).  Buyer shall  cooperate  with Seller and lender to obtain loan approval,  diligently and timely pursue same in good faith,  execute all documents and furnish all  information and documents  required by lender,  and, subject toss.4,  timely  pay the costs of  obtaining  such loan or lender  consent.
Buyer  agrees to satisfy  the  reasonable  requirements  of  lender,  and shall not withdraw the loan or assumption  application,  nor  intentionally  cause any change in circumstances  which would prejudice  lender's  approval of the loan application or funding of the loan.
      b.    Loan  Commitment.  If  Buyer  is to pay  all or  part  of the  Purchase
Price by obtaining a new loan as specified  inss.4b, this  contract is  conditional upon Buyer  obtaining a written loan commitment  including,  if required by lender,
(1)  lender   verification   of   employment,   (2)  lender   approval  of  Buyer's
credit-worthiness,  (3)  lender  verification  that Buyer has  sufficient  funds to close,  and (4)  specification  of any  remaining  requirements  for  funding  said loan.  This  condition  shall be deemed waived  unless Seller  receives from Buyer, no  later  than  Loan  Commitment  Deadline  (ss.2c),  written  notice  of  Buyer's inability  to obtain  such  loan  commitment.  If Buyer so  notifies  Seller,  this contract shall terminate.
IF BUYER WAIVES THIS CONDITION BUT DOES NOT CLOSE, BUYER SHALL BE IN DEFAULT.
      c.    Credit  Information.  If  Buyer  is to pay all or part of the  Purchase
Price by executing a promissory  note in favor of Seller or if an existing  loan is not  to be  released  at  Closing,  this  contract  is  conditional  upon  Seller's approval of Buyer's  financial ability and  creditworthiness,  which approval shall be at  Seller's  sole and  absolute  discretion.  In such  case:  (l)  Buyer  shall supply to  Seller  by  Buyer's  Credit  Information  Deadline  (ss.2c),  at  Buyer's
expense,  information and documents  concerning Buyer's  financial,  employment and credit  condition;  (2) Buyer  consents  that Seller may verify  Buyer's  financial ability and  creditworthiness  (including  obtaining a current credit report);  (3)
any such  information  and documents  received by Seller shall be held by Seller in confidence,  and not  released  to others  except to protect  Seller's  interest in this  transaction;  (4) if Seller  does not  provide  written  notice  of  Seller's disapproval  to Buyer by  Disapproval  of  Buyer's  Credit  Deadline  (ss.2c),  then
Seller  waives  this   condition.   If  Seller  does  provide   written  notice  of
disapproval to Buyer on or before said date, this contract shall terminate.
      d.    Existing  Loan  Review.  If an  existing  loan is not to be released at
Closing,  Seller shall provide copies of the loan documents  (including  note, deed of trust, and any  modifications)  to Buyer by Existing Loan Documents  Deadline (ss.
2c).  This  contract  is  conditional  upon  Buyer's  review  and  approval  of the provisions  of such loan  documents.  If written  notice of  objection to such loan documents,  signed  by  Buyer,  is not  received  by  Seller  by the  Objection  to
Existing  Loan  Deadline  (ss.2c),  Buyer  accepts the terms and  conditions  of the documents.  If the  lender's  approval of a transfer of the  Property is  required, this contract is conditional  upon Buyer's  obtaining such approval  without change in the terms of such loan,  except as set forth inss.4c. If  lender's  approval  is not obtained by Approval of Loan  Transfer  Deadline (ss.2c),  this  contract  shall terminate  on such date.  If Seller is to be  released  from  liability  under such existing  loan or if Seller's VA  eligibility  is to be  reinstated  and Buyer does not obtain such  compliance  as set forth inss.4c, this  contract may be terminated at Seller's option.
      6.    APPRAISAL PROVISIONS.
      a.    Appraisal Condition.
__           (1)   No Appraisal Condition.  This subsection a. shall not apply.
__           (2)   FHA.  It is  expressly  agreed  that  notwithstanding  any  other provisions  of this  contract,  the  Purchaser  (Buyer)  shall not be  obligated to complete the purchase of the Property  described  herein or to incur any penalty by forfeiture of earnest  money  deposits or otherwise  unless the  Purchaser  (Buyer)
has been given in accordance  with HUD/FHA or VA  requirements a written  statement
by  the  Federal  Housing  Commissioner,   Veterans  Administration,  or  a  Direct
Endorsement  lender  setting forth the appraised  value of the Property of not less
than $       . The  Purchaser  (Buyer)  shall  have the  privilege  and  option  of proceeding with  consummation  of the contract  without regard to the amount of the appraised  valuation.  The  appraised  valuation  is  arrived at to  determine  the maximum mortgage the Department of Housing and Urban  Development will insure.  HUD does not  warrant  the value  nor the  condition  of the  Property.  The  Purchaser
(Buyer)  should  satisfy  himself/herself  that  the  price  and  condition  of the
Property are acceptable.
__           (3)   VA.  If Buyer is to pay the  Purchase  Price by  obtaining  a new
VA-guaranteed  loan,  it is agreed that,  notwithstanding  any other  provisions of this  contract,  Buyer shall not incur any penalty by  forfeiture  of earnest money or otherwise  be  obligated  to complete  the  purchase of the  Property  described herein,  if the contract  Purchase  Price or cost exceeds the  reasonable  value of the Property  established  by the Veterans  Administration.  Buyer shall,  however, have  the  privilege  and  option  of  proceeding  with  the  consummation  of this contract  without regard to the amount of the reasonable  value  established by the
Veterans Administration.
__           (4)   Other.   Buyer  shall  have  the  sole  option  and  election  to
terminate  this  contract if the Purchase  Price exceeds the  Property's  valuation
determined by an appraiser engaged by BUYER OR BUYER'S LENDER     .  The   contract
shall  terminate by Buyer giving Seller written notice of termination  and either a
copy  of  such   appraisal  or  written  notice  from  lender  which  confirms  the
Property's  valuation  is less than the Purchase  Price,  received on or before the
Appraisal  Deadline  (ss.2c).  If Seller does not  receive  such  written  notice of termination  on or before the Appraisal  Deadline (ss.2c), Buyer waives any right to terminate under this subsection.
      b.    Cost of  Appraisal.  Cost of any  appraisal  to be  obtained  after the date of this contract shall be timely paid by __ Buyer  __ Seller.
      7.    EVIDENCE OF TITLE.
      a.    Evidence  of  Title;  Survey.  On or  before  Title  Deadline  (ss.2c),
Seller  shall  cause to be  furnished  to Buyer,  at  Seller's  expense,  a current commitment  for owner's title  insurance  policy in an amount equal to the Purchase
Price or if this box is  checked,  __ An Abstract  of title  certified  to a current date.  If a title  insurance  commitment  is  furnished,  it __  Shall __  Shall  Not commit to delete or insure over the standard exceptions which relate to:
            (1)  parties in possession,
            (2)  unrecorded easements,
            (3)  survey matters,
            (4)  any unrecorded mechanics' liens,
            (5)  gap  period   (effective  date  of  commitment  to  date  deed  is
recorded), and
            (6) unpaid taxes,  assessments  and  unredeemed  tax sales prior to the year of Closing.
      Any additional  premium expense to obtain this  additional  coverage shall be paid by  Seller.  An  amount  not to  exceed  $200 for the cost of any  improvement location  certificate  or  survey  shall be paid by __ Buyer __  Seller.  If the cost exceeds this amount,  Buyer shall pay the excess on or before  Closing unless Buyer
delivers  to  Seller  or  Listing   Company,   before  the   improvement   location
certificate or survey is ordered,  Buyer's  written  notice  allowing the exception for  survey  matters.  The  improvement  location  certificate  or survey  shall be received  by Buyer on or before  Survey  Deadline  (ss.2c).  Seller  shall cause the title  insurance  policy  to be  delivered  to Buyer as soon as  practicable  at or after Closing.
      b.    Copies of Exceptions.  On or before Title Deadline (ss.2c),  Seller,  at
Seller's  expense,  shall furnish to Buyer, (1) a copy of any plats,  declarations, covenants,  conditions  and  restrictions  burdening  the  Property,  and  (2) if a title  insurance  commitment  is  required  to be  furnished,  and if  this  box is checked __ Copies  of any Other  Documents  (or,  if  illegible,  summaries  of such documents)  listed in the schedule of exceptions  (Exceptions).  Even if the box is not checked,  Seller shall have the obligation to furnish these documents  pursuant to this  subsection  if  requested  by Buyer  any time on or  before  the  Document
Request  Deadline (ss.2c).  This  requirement  shall  pertain  only to  documents as shown of  record  in the  office of the clerk  and  recorder(s).  The  abstract  or title  insurance  commitment,  together  with  any  copies  or  summaries  of  such documents  furnished  pursuant  to this  Section,  constitute  the title  documents
(Title Documents).
      c.    Common Interest Community Governing Documents.
__           (1)  Not Applicable.  This subsection c. shall not apply.
__           (2)   Conditional  on  Buyer's   Review.   Seller  shall  cause  to  be
furnished  to Buyer,  at Seller's  expense,  on or before  Title  Deadline (ss.2c) a
current  copy  of  the  owner's  association   declarations,   bylaws,   rules  and
regulations,  party wall agreements (herein  collectively  "Governing  Documents"), most  recent  financial  documents  consisting  of (a) annual  balance  sheet,  (b)
annual  income  and   expenditures   statement,   and  (c)  annual  budget  (herein
collectively   "Financial   Documents"),    if   any.   Written   notice   of   any
unsatisfactory  provision(s)  in any of these  documents  signed  by  Buyer,  or on behalf of Buyer,  and given to Seller on or before  Governing  Documents  Deadline,
[which  is the same as Title  Objection  Deadline  (ss.2c)],  shall  terminate  this contract.  If Seller does not receive  written  notice from Buyer within such time,
Buyer  accepts the terms of said  documents,  and Buyer's  right to terminate  this contract pursuant to this subsection is waived,  notwithstanding  the provisions of
ss.8d.
__           (3) Not  Conditional  on Review.  Buyer  acknowledges  that  Seller has delivered a copy of the  Governing  Documents and  Financial  Documents.  Buyer has
reviewed them,  agrees to accept the benefits,  obligations and restrictions  which they  impose  upon the  Property  and its owners and waives any right to  terminate this contract due to such documents, notwithstanding the provisions ofss.8d.
      8.    TITLE.
      a.    Title  Review.  Buyer  shall  have  the  right  to  inspect  the  Title
Documents.  Written notice by Buyer of  unmerchantability  of title or of any other unsatisfactory  title  condition shown by the Title Documents shall be signed by or on behalf of Buyer and given to Seller on or before  Title  Objection  Deadline  (ss.
2c),  or  within  five (5)  calendar  days  after  receipt  by  Buyer of any  Title
Document(s)  or  endorsement(s)  adding new  Exception(s)  to the title  commitment together with a copy of the Title Document  adding new  Exception(s)  to title.  If
Seller  does not  receive  Buyer's  notice by the date(s)  specified  above,  Buyer
accepts  the   condition  of  title  as   disclosed  by  the  Title   Documents  as
satisfactory.
      b.    Matters  not Shown by the  Public  Records.  Seller  shall  deliver  to
Buyer,  on or  before  Off-Record  Matters  Deadline  (ss.2c)  true  copies  of all lease(s)  and  survey(s)  in Seller's  possession  pertaining  to the  Property and shall  disclose to Buyer all  easements,  liens or other title matters not shown by the public  records of which  Seller has  actual  knowledge.  Buyer  shall have the right to inspect the Property to determine  if any third  party(ies)  has any right in the Property not shown by the public  records (such as an  unrecorded  easement,
unrecorded   lease,   or  boundary  line   discrepancy).   Written  notice  of  any
unsatisfactory  condition(s)  disclosed  by Seller or revealed  by such  inspection shall  be  signed  by or on  behalf  of Buyer  and  given to  Seller  on or  before
Off-Record  Matters  Objection  Deadline (ss.2c). If Seller does not receive Buyer's notice by said date,  Buyer accepts title subject to such rights,  if any, of third parties of which Buyer has actual knowledge.
      c.    Special Taxing  Districts.  SPECIAL TAXING  DISTRICTS MAY BE SUBJECT TO
GENERAL  OBLIGATION  INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX
LEVIES ON THE TAXABLE  PROPERTY  WITHIN  SUCH  DISTRICTS.  PROPERTY  OWNERS IN SUCH
DISTRICTS  MAY BE  PLACED AT RISK FOR  INCREASED  MILL  LEVIES  AND  EXCESSIVE  TAX
BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE  CIRCUMSTANCES  ARISE RESULTING
IN THE  INABILITY OF SUCH A DISTRICT TO DISCHARGE  SUCH  INDEBTEDNESS  WITHOUT SUCH
AN  INCREASE  IN  MILL  LEVIES.   BUYER  SHOULD   INVESTIGATE  THE  DEBT  FINANCING
REQUIREMENTS OF THE AUTHORIZED GENERAL  OBLIGATION  INDEBTEDNESS OF SUCH DISTRICTS,
EXISTING  MILL  LEVIES  OF  SUCH  DISTRICT  SERVICING  SUCH  INDEBTEDNESS,  AND THE
POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.
      In the event the  Property is located  within a special  taxing  district and
Buyer  desires  to  terminate  this  contract  as a result,  if  written  notice is received  by Seller on or before  Off-Record  Matters  Objection  Deadline  (ss.2c), this contract shall then  terminate.  If Seller does not receive  Buyer's notice by such date,  Buyer  accepts the effect of the  Property's  inclusion in such special taxing district(s) and waives the right to so terminate.
      d.    Right to Cure.  If  Seller  receives  notice  of  unmerchantability  of title  or any  other  unsatisfactory  title  condition(s)  or  commitment  terms as provided inss.8 a or b above,  Seller shall use  reasonable  effort to correct said items and bear any nominal  expense to correct  the same prior to Closing.  If such unsatisfactory  title  condition(s)  are not corrected on or before  Closing,  this contract  shall then  terminate;  provided,  however,  Buyer may, by written notice received by Seller, on or before Closing, waive objection to such items.
      e.    Right of First  Refusal.  If the Governing  Documents  require  written approval  of the sale  contemplated  by this  contract  or waiver of any  option or right of  first  refusal  by the  owners'  association  or any  other  owner in the owners' association,  Seller shall timely submit this contract and request approval of the sale or waiver  of any  option or right of first  refusal  pursuant  to such provisions.  If no such  approval  or waiver  is  obtained  on or  before  Right Of
First  Refusal  Deadline (ss.2c),  this contract  shall  terminate.  Buyer agrees to cooperate  with Seller in obtaining  the approval  and/or waiver if required by the applicable  Governing  Documents and shall make available  such  information as the owners' association may reasonably require.
      f.    Title  Advisory.  The Title Documents  affect the title,  ownership and use  of  the  Property  and  should  be  reviewed  carefully.  Additionally,  other matters not reflected in the Title  Documents  may affect the title,  ownership and
use  of  the   Property,   including   without   limitation   boundary   lines  and
encroachments,  area, zoning, unrecorded easements and claims of easements,  leases and other  unrecorded  agreements,  and various laws and  governmental  regulations concerning land use,  development  and  environmental  matters.  THE SURFACE ESTATE
MAY BE OWNED  SEPARATELY FROM THE UNDERLYING  MINERAL  ESTATE,  AND TRANSFER OF THE
SURFACE ESTATE DOES NOT NECESSARILY  INCLUDE TRANSFER OF THE MINERAL RIGHTS.  THIRD
PARTIES MAY HOLD  INTERESTS  IN OIL,  GAS,  OTHER  MINERALS,  GEOTHERMAL  ENERGY OR
WATER ON OR UNDER THE PROPERTY,  WHICH  INTERESTS MAY GIVE THEM RIGHTS TO ENTER AND
USE THE  PROPERTY.  Such matters may be excluded from the title  insurance  policy.
Buyer is advised to timely  consult  legal counsel with respect to all such matters as there are strict time limits  provided in this contract  (e.g.,  Title Objection
Deadline [ss.2c] and Off-Record Matters Objection Deadline [ss.2c]).

      9.    LEAD-BASED PAINT. [omitted]

      10.   PROPERTY DISCLOSURE AND INSPECTION.  [ omitted]

      11.   CLOSING.  Delivery  of  deed(s)  from  Seller  to  Buyer  shall  be  at
Closing  (Closing).  Closing shall be on the date  specified as the Closing Date (ss.
2c) or by mutual  agreement  at an  earlier  date.  The hour and  place of  Closing shall be as designated by SELLER
      12.   TRANSFER  OF  TITLE.  Subject  to  tender  or  payment  at  Closing  as required  herein  and  compliance  by Buyer  with the other  terms  and  provisions hereof,  Seller shall execute and deliver a good and  sufficient  SPECIAL  WARRANTY deed to Buyer,  at  Closing,  conveying  the  Property  free and clear of all taxes except  the  general  taxes for the year of  Closing.  Except as  provided  herein, title shall be conveyed  free and clear of all liens,  including  any  governmental liens  for  special  improvements  installed  as of the date of  Buyer's  signature hereon, whether assessed or not.  Title shall be conveyed subject to:
      a.    those   specific   Exceptions   described   by  reference  to  recorded
documents  as  reflected  in the Title  Documents  accepted by Buyer in  accordance withss.8a [Title Review],
      b.    distribution utility easements (including cable TV),
      c.    those  specifically  described rights of third parties not shown by the public  records of which  Buyer has actual  knowledge  and which were  accepted  by
Buyer in accordance withss.8b [Matters Not Shown by the Public Records], and
      d.    inclusion of the Property within any special taxing district, and
      e.    the   benefits   and  burdens  of  any   declaration   and  party  wall
agreements, if any, and
      f.    other NONE OTHER.
      13.   PAYMENT OF  ENCUMBRANCES.  Any  encumbrance  required  to be paid shall be paid at or before  Closing  from the  proceeds of this  transaction  or from any other source.
      14.   CLOSING  COSTS;  DOCUMENTS AND SERVICES  Buyer and Seller shall pay, in
Good Funds,  their  respective  Closing  costs and all other  items  required to be paid at  Closing,  except as  otherwise  provided  herein.  Buyer and Seller  shall sign and  complete  all  customary or  reasonably  required  documents at or before
Closing.  Fees for real  estate  Closing  services  shall be paid at  Closing  by __
One-Half by Buyer and One-Half by Seller __ Buyer __ Seller __ Other       .
      Any fees  incident to the  transfer  from  Seller to Buyer  assessed on or on behalf of the owners' association shall be paid by __ Buyer __ Seller.
      The local transfer tax of N/A % of  the  Purchase  Price  shall  be  paid  at
Closing  by __ Buyer __  Seller.  Any sales and use tax that may  accrue  because  of this transaction shall be paid when due by __ Buyer __ Seller.
      15.   PRORATIONS.  The  following  shall be prorated to Closing  Date, (ss.2c)
except as otherwise provided:
      a.    Taxes.  Personal  property  taxes,  if any,  and  general  real  estate taxes for the year of Closing, based on
__ The Taxes for the Calendar Year Immediately  Preceding  Closing __ The Most Recent
Mill Levy and Most Recent Assessment __ Other ;
      b.    Rents.  Rents based on __ Rents  Actually  Received __ Accrued.  Security deposits  held by Seller  shall be  credited  to Buyer.  Seller  shall  assign  all leases to Buyer and Buyer shall assume such leases.
      c.    Association   Assessments.    Current   regular   owners'   association
assessments  and  association  dues.  Owners'   association   assessments  paid  in
advance  shall be  credited  to Seller at Closing.  Cash  reserves  held out of the regular owners'  association  assessments  for deferred  maintenance by the owners'
association  shall not be credited to Seller  except as may be  otherwise  provided by the  Governing  Documents.  Any special  assessment  by the owners'  association for  improvements  that have been  installed  as of the date of  Buyer's  signature hereon shall be the  obligation of Seller.  Any other special  assessment  assessed prior to Closing  Date (ss.2c) by the owners'  association  shall be the  obligation of __ Buyer __  Seller.  Seller  represents  that the amount of the  regular  owners'
association assessment is currently payable at $N/A    per N/A and that  there  are
no unpaid regular or special  assessments  against the Property  except the current regular assessments and except N/A  .
Such  assessments  are subject to change as provided  in the  Governing  Documents.
Seller  agrees to  promptly  request the  owners'  association  to deliver to Buyer before  Closing  Date  (ss.2c) a  current  statement  of  assessments  against  the
Property.  Any fees  incident to the  issuance  of such  statement  of  assessments shall be paid by __ Buyer __ Seller.
      d.    Loan  Assumption  -  Mortgage   Insurance.   FHA  or  private  mortgage
insurance  premium,  if any, __ Shall __ Shall Not be  apportioned to Closing Date (ss.
2c).  Any such amount shall be apportioned as follows: N/A  .
      e.    Other  Prorations.  Water,  sewer  charges;  and interest on continuing loan(s), if any; and NONE OTHER
      .
      f.    Final   Settlement.   Unless   otherwise   agreed  in  writing,   these
prorations shall be final.
      16.   POSSESSION.  Possession  of the  Property  shall be  delivered to Buyer on Possession  Date and Possession Time (ss.2c),  subject to the following  lease(s)
or tenancy(s):NONE.     If Seller,  after Closing,  fails to deliver  possession as specified,  Seller  shall be subject to eviction and shall be  additionally  liable
to Buyer for payment of $100   per  day  from  the  Possession  Date  (ss.2c)  until
possession is delivered.
      Buyer __ Does __ Does Not  represent  that Buyer will  occupy the  Property  as
Buyer's principal residence.
      17.   NOT  ASSIGNABLE.  This  contract  shall  not  be  assignable  by  Buyer without  Seller's prior written  consent.  Except as so  restricted,  this contract
shall  inure  to  the  benefit  of  and  be  binding   upon  the  heirs,   personal
representatives, successors and assigns of the parties.
      18.   CONDITION  OF,  AND  DAMAGE  TO  PROPERTY  AND  INCLUSIONS.  Except  as
otherwise  provided in this  contract,  the  Property,  Inclusions or both shall be delivered  in the  condition  existing  as of the date of this  contract,  ordinary wear and tear excepted.
      a.    Casualty;  Insurance.  In the event the  Property or  Inclusions  shall be damaged by fire or other  casualty  prior to  Closing,  in an amount of not more than ten percent of the total Purchase  Price,  Seller shall be obligated to repair the  same  before  the  Closing  Date (ss.2c).  In the  event  such  damage  is not repaired  within said time or if the damages  exceed such sum, this contract may be terminated  at the  option  of Buyer by  delivering  to  Seller  written  notice of termination.  Should  Buyer elect to carry out this  contract  despite such damage,
Buyer shall be entitled to a credit,  at Closing,  for all the  insurance  proceeds resulting  from such damage to the  Property and  Inclusions  payable to Seller but not the owners'  association,  if any, plus the amount of any  deductible  provided for in such insurance policy, such credit not to exceed the total Purchase Price.
      b.    Damage;  Inclusions;  Services.  Should any  Inclusion(s) or service(s)
(including systems and components of the Property,  e.g. heating,  plumbing,  etc.)
fail or be damaged  between the date of this  contract  and Closing or  possession, whichever  shall  be  earlier,  then  Seller  shall be  liable  for the  repair  or replacement  of such  Inclusion(s)  or service(s)  with a unit of similar size, age and quality,  or an equivalent  credit, but only to the extent that the maintenance
or  replacement  of  such  Inclusion(s),   service(s)  or  fixture(s)  is  not  the
responsibility  of the owners'  association,  if any, less any  insurance  proceeds received  by Buyer  covering  such  repair  or  replacement.  Seller  and Buyer are aware of the existence of pre-owned  home warranty  programs which may be purchased and may cover the repair or replacement of some Inclusion(s).
      c.    Walk-Through;   Verification  of  Condition.   Buyer,  upon  reasonable
notice,  shall  have the right to walk  through  the  Property  prior to Closing to verify that the physical  condition of the Property and  Inclusions  complies  with this contract.
      19.   RECOMMENDATION  OF LEGAL AND TAX  COUNSEL.  By signing  this  document,
Buyer and Seller  acknowledge  that the Selling  Company or the Listing Company has advised that this document has important  legal  consequences  and has  recommended the  examination  of title and  consultation  with  legal and tax or other  counsel before signing this contract.
      20.   TIME OF ESSENCE AND  REMEDIES.  Time is of the essence  hereof.  If any note or check  received  as  Earnest  Money  hereunder  or any  other  payment  due hereunder  is not paid,  honored or tendered  when due, or if any other  obligation hereunder  is not  performed  or  waived  as herein  provided,  there  shall be the following remedies:
      a.    If Buyer is in Default:
__           (1)   Specific  Performance.  Seller may elect to treat  this  contract as  canceled,  in which case all payments  and things of value  received  hereunder shall be forfeited  and  retained on behalf of Seller,  and Seller may recover such damages as may be proper,  or Seller may elect to treat this  contract  as being in full force and effect and Seller  shall have the right to specific  performance  or damages, or both.
__           (2)   Liquidated  Damages.  All payments  and things of value  received hereunder  shall be  forfeited  by Buyer and  retained on behalf of Seller and both parties shall thereafter be released from all obligations  hereunder.  It is agreed that such  payments  and  things of value are  LIQUIDATED  DAMAGES  and  (except as provided in  subsection  c) are SELLER'S  SOLE AND ONLY REMEDY for Buyer's  failure to perform the obligations of this contract.  Seller  expressly waives the remedies of specific performance and additional damages.
            b.     If  Seller  is  in  Default:  Buyer  may  elect  to  treat  this contract  as  canceled,  in which case all  payments  and things of value  received hereunder  shall be returned  and Buyer may recover  such damages as may be proper, or Buyer may elect to treat  this  contract  as being in full  force and effect and
Buyer shall have the right to specific performance or damages, or both.
            c.    Costs  and  Expenses.   In  the  event  of  any   arbitration  or
litigation  relating to this  contract,  the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.
      21.   MEDIATION.  If a dispute  arises  relating to this  contract,  prior to or after  Closing,  and is not  resolved,  the parties  shall first proceed in good faith to  submit  the  matter to  mediation.  Mediation  is a process  in which the parties meet with an impartial  person who helps to resolve the dispute  informally and  confidentially.  Mediators  cannot impose  binding  decisions.  The parties to the  dispute  must  agree  before any  settlement  is  binding.  The  parties  will jointly  appoint an acceptable  mediator and will share equally in the cost of such mediation.  The mediation,  unless otherwise  agreed,  shall terminate in the event the entire  dispute is not resolved 30 calendar  days from the date written  notice requesting  mediation is sent by one party to the other(s).  This Section shall not alter any date in this contract, unless otherwise agreed.
22.   EARNEST MONEY  DISPUTE.  Notwithstanding  any  termination  of this contract,
Buyer  and  Seller  agree  that,  in the  event of any  controversy  regarding  the
Earnest  Money and  things  of value  held by broker  or  Closing  Company  (unless mutual  written  instructions  are received by the holder of the Earnest  Money and things of  value),  broker or Closing  Company  shall not be  required  to take any action but may await any  proceeding,  or at broker's or Closing  Company's  option and sole  discretion,  may  interplead all parties and deposit any moneys or things of value into a court of competent  jurisdiction  and shall recover court costs and reasonable attorney fees.
23.   TERMINATION.  In the event this  contract is  terminated,  all  payments  and things of value  received  hereunder  shall be returned  and the  parties  shall be relieved of all obligations hereunder, subject toss.ss.10c, 21 and 22.
24.   ADDITIONAL  PROVISIONS.  (The  language of these  additional  provisions  has not been approved by the Colorado Real Estate Commission.)

SEE  ADDITIONAL  PROVISIONS,  ATTACHED  HERETO  AND  INCORPORATED  HEREIN  BY  THIS
REFERENCE.

      25.   ENTIRE  AGREEMENT;  SUBSEQUENT  MODIFICATION;  SURVIVAL.  This contract constitutes  the entire  contract  between  the  parties  relating  to the  subject hereof,  and any prior  agreements  pertaining  thereto,  whether  oral or written, have been merged and integrated into this contract.  No subsequent  modification of any of the terms of this  contract  shall be valid,  binding upon the  parties,  or enforceable  unless made in writing and signed by the parties.  Any  obligation  in this contract which,  by its terms,  is intended to be performed after  termination or Closing shall survive the same.
      26.   FACSIMILE.  Signatures  __ May __  May  Not be  evidenced  by  facsimile.
Documents  with  original  signatures  shall  be  provided  to the  other  party at
Closing, or earlier upon request of any party.
      27.   NOTICE.  Except  for the notice  requesting  mediation  described  inss.
21, any notice to Buyer  shall be  effective  when  received by Buyer or by Selling
Company  and any notice to Seller  shall be  effective  when  received by Seller or
Listing Company.
28.   NOTICE  OF  ACCEPTANCE;  COUNTERPARTS.  This  proposal  shall  expire  unless accepted in writing,  by Buyer and Seller,  as evidenced by their signatures below, and the  offering  party  receives  notice  of  acceptance  pursuant  toss.27 on or
before  Acceptance   Deadline  Date  and  Acceptance   Deadline  Time  (ss.2c).  If
accepted,  this document  shall become a contract  between Seller and Buyer. A copy of this  document  may be executed by each party,  separately,  and when each party has executed a copy  thereof,  such copies taken  together  shall be deemed to be a full and complete contract between the parties.

Buyer Kevin M. Sipple, an individual      Buyer
Date of Buyer's Signature:  08/24/01            Date of Buyer's Signature:

Buyer's Address:   12 Baldwin Circle, Eldorado Springs, CO 80025

Buyer's Telephone No: (303) 499-1316             Buyer's Fax No: (303) 499-1339

 [NOTE:     If this  offer  is  being  countered  or  rejected,  do not  sign  this document.  Refer toss.29]
ELDORADO ARTESIAN SPRINGS, INC.
a Colorado corporation

By:   /s/                           /s/
Seller Douglas A.  Larson, President      Seller Kevin M. Sipple, Secertary
Date of Seller's Signature:  8/24/01            Date   of    Seller's    Signature:
8/24/01

Seller's Address: 294 Artesian Drive, Eldorado Springs, CO 80025

Seller's Telephone No: (303) 499-1316           Seller's Fax No: (303) 499-1339

      29.   COUNTER; REJECTION.  This offer is __ Countered __ Rejected.
            Initials  only of party  (Buyer or Seller)  who  countered  or rejected offer
END OF CONTRACT

[REAL ESTATE BROKER INFORMATION INTENTIONALLY OMITTED]

                      ADDITIONAL PROVISIONS ADDENDUM ("APA")
                  attached to and forming a part of that certain
        Contract to Buy and Sell Real Estate (Residential) (the "Contract")
          by and between Eldorado Artesian Springs, Inc., as Seller, and
                              Kevin Sipple, as Buyer

ADDITIONAL PROVISIONS INSERT FOR CONTRACT SECTION 24
----------------------------------------------------

24.   ADDITIONAL PROVISIONS.
      ---------------------

               (a)   Property  Disclosure and  Inspection.  Upon  conclusion of the
                     -------------------------------------
                  inspection   period,   Buyer  will  rely   solely  upon  its  own
                  inspection   of   the   Property   and    Inclusions   and   such
                  investigation,  testing,  evaluation,  and  consultants  as Buyer deems  necessary  to evaluate  the  condition of the Property and the  Inclusions  and  the  suitability  of the  Property  and the
                  Inclusions  for Buyer's  intended use.  Buyer  acknowledges  that the  opportunity to inspect the Property and Inclusions  provided herein is  sufficient  for Buyer to obtain  whatever  information regarding  the Property and  Inclusions  as may be necessary  for
                  Buyer  to  determine  the  condition  of  the  Property  and  the
                  Inclusions  and  their  suitability  for  Buyer's  intended  use.
                  SELLER  DOES  NOT,  BY  THE   EXECUTION   AND  DELIVERY  OF  THIS
                  CONTRACT,  AND SELLER  SHALL NOT, BY THE  EXECUTION  AND DELIVERY
                  OF  ANY  DOCUMENT  OR   INSTRUMENT   EXECUTED  AND  DELIVERED  IN
                  CONNECTION  WITH  THE  CLOSING,   MAKE  ANY   REPRESENTATION   OR
                  WARRANTY,  EXPRESS OR IMPLIED,  OR ANY KIND OR NATURE WHATSOEVER,
                  WITH  RESPECT TO THE  PROPERTY  OR THE  INCLUSIONS,  AND ALL SUCH
                  WARRANTIES   ARE  HEREBY   DISCLAIMED.   WITHOUT   LIMITING   THE
                  GENERALITY OF THE  FOREGOING,  SELLER  MAKES,  AND SHALL MAKE, NO
                  EXPRESS OR IMPLIED  WARRANTY  AS TO MATTERS OF TITLE  (OTHER THAN
                  SELLER'S  WARRANTY  OF TITLE  SET FORTH IN THE  SPECIAL  WARRANTY
                  DEED TO BE  DELIVERED  AT  CLOSING),  ZONING,  TAX  CONSEQUENCES,
                  PHYSICAL  OR  ENVIRONMENTAL  CONDITION,  VALUATION,  GOVERNMENTAL
                  APPROVALS,  GOVERNMENTAL  REGULATIONS  OR  ANY  OTHER  MATTER  OR
                  THING   RELATED  TO  OR  AFFECTING   THE  PROPERTY   (HEREINAFTER
                  COLLECTIVELY  CALLED  THE  "DISCLAIMED  MATTERS").  BUYER  AGREES
                  THAT,  WITH  RESPECT TO THE PROPERTY  AND THE  INCLUSIONS,  BUYER
                  HAS NOT RELIED  UPON AND WILL NOT RELY UPON,  EITHER  DIRECTLY OR
                  INDIRECTLY,  ANY  REPRESENTATION  OR  WARRANTY  OF SELLER.  BUYER
                  WILL  CONDUCT  SUCH   INSPECTIONS  AND   INVESTIGATIONS   OF  THE
                  PROPERTY AND THE  INCLUSIONS  (INCLUDING  BUT NOT LIMITED TO, THE
                  PHYSICAL AND ENVIRONMENTAL  CONDITION  THEREOF) AND RELY UPON THE
                  SAME AND,  UPON  CLOSING,  SHALL  ASSUME  THE RISK  THAT  ADVERSE
                  MATTERS,  INCLUDING BUT NOT LIMITED TO, THE  DISCLAIMED  MATTERS,
                  MAY  NOT  HAVE  BEEN   REVEALED   BY  BUYER'S   INSPECTIONS   AND
                  INVESTIGATIONS.

   (b)   Seller's  Representations  and  Warranties.  Seller hereby  represents and
         ------------------------------------------
warrants  to Buyer as of the date of the  Contract  and as of the  Closing  Date as follows:

         (1)   Neither  the  execution  of  this  Contract  nor  its   consummation
               constitutes,  or will  result  in,  any  breach of any of the terms, conditions or provisions of, or is a default  under,  any indenture, charter, bylaw, mortgage, loan agreement,  lien, license,  judgment, decree,  order,  instrument  or other  verbal or written  agreement, covenant  or  restriction  to which  Seller is a party or is subject or to which the Property is subject.

         (2)   Seller owns fee simple  title to the  Property  and their  exists no restriction on the right of Seller to transfer the Property.

         (3)   There  is  no   litigation   pending  (or  to   Seller's   knowledge
               threatened)  against or  concerning  any part of the  Property;  nor does  Seller  know  of or  have  reasonable  grounds  to know of any basis for any such action.

         (4)   Seller has no  knowledge of any pending or  threatened  condemnation or eminent domain proceeding concerning any part of the Property.

         (5)   Seller  has  received  no  notice  of,  and to the best of  Seller's knowledge,  there are no violations of any laws, orders, regulations or requirements of any governmental  authority affecting any part of the Property.

(c)      Brokers.  The  parties  each  warrant  that they have  dealt  with no real
         -------
estate  broker  in  connection  with the  purchase  and sale  contemplated  by this
Contract.  The parties  agree to mutually  hold each other  harmless from any claim for a broker's  fee,  finder's fee or  commission  of any person,  which  indemnity will  include,  without  limitation,  reasonable  attorneys'  fees incurred in that regard.

(d)      Contract  to  Survive  Closing.  Except  such  of the  terms,  conditions,
         ------------------------------
covenants  and  agreements  under this  Contract  which are, by their very  nature, fully and  completely  performed  upon the closing of the purchase and sale, all of the  terms,  conditions,  representations,  warranties,  covenants  and  agreements stated in this  Contract  shall  survive  the  closing  and shall  continue,  after closing,  to be binding upon and inure to the benefit of the parties,  their heirs, successors and assigns.

(e)      Termination.  Besides all other rights and remedies of the  Purchaser  and
         -----------
Seller,  as stated in this  Contract,  Buyer shall have the right to terminate this
Contract,  if any  representations  or warranties of Seller stated in this Contract are not true and correct as of the closing date.

(f)      Additional  Documents.   The  parties  agree  to  execute  any  additional
         ---------------------
documents  necessary to carry out the purposes of this  Contract,  consistent  with its terms,  including,  but not limited to  assignments  of all rents and royalties under any existing mineral or other leases.

(g)      Time  for  Performance.  If  the  date  for  performance  of  any  party's
         ----------------------
obligations  under the  Contract  falls on a Saturday,  Sunday or other  nationally recognized  holiday,  then the date for  performance  of such  obligation  shall be deemed  to  modified  to be the  immediately  next  succeeding  day  which is not a
Saturday, Sunday or other nationally recognized holiday.

(h)      Conflict.  In the event of a  conflict  between  the terms and  conditions
         --------
of the Contract and this Additional  Provisions Addendum,  the terms and conditions of this Additional Provisions Addendum shall control in all respects.

(i)      Headings.  The  headings of the various  paragraphs  of the  Contract  and
         --------
this  Additional  Provisions  Addendum have been  inserted for  reference  only and shall not have the effect of  modifying,  amending  or changing  the express  terms and provisions of this Additional Provisions Addendum.

(j)      Executed  in  Counterparts  . The  Contract  may be executed in any number
         --------------------------
of counterparts,  each of which shall be deemed to be an original,  and all of such counterparts  shall  constitute  one  agreement.  To  facilitate  execution  of the
Contract,  the  Parties  may  execute and  exchange  telecopy  counterparts  of the signature  pages,  so  long as  such  telecopied  counterparts  are  replaced  with original counterparts of the signature pages as soon as practicable thereafter.

(k)  Easements.  Seller  agrees to convey  easements  for  ingress  and  egress and
     ---------
certain trail easements to the satisfaction of Buyer.

(l) Mobile  Homes.  Seller  shall  convey the mobile homes on the property to Buyer
    -------------
by title and by bill of sale.

(m) Water Taps.  Six (6) water taps shall be conveyed by Seller to Buyer for
    ----------
domestic use and irrigation use.  The water taps shall be conveyed by bill of sale and shall provide that no monthly or other fee for water usage shall be assessed to Buyer.